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December 31, 1996

PHOENIX FUNDS

ANNUAL REPORT
                                        Phoenix Strategic
                                        Allocation Fund

[LOGOTYPE] PHOENIX
           DUFF & PHELPS

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PHOENIX STRATEGIC ALLOCATION FUND, INC.
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Investment Environment

  Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market--a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by the Standard & Poor's 500 Stock Index, the U.S. equity market returned an impressive 23.25% during 1996.

  While it may have been another record year for U.S. equities, the overall bond market produced less than stellar results. For the twelve months ended December 31, 1996, the Lehman Brothers Aggregate Bond Index, an unmanaged gauge of bond market performance, returned a mere 3.63%. Shifting market opinion over the direction of the U.S. economy contributed to much of the volatility in interest rates during this reporting period. As measured by the 30-year Treasury bond, interest rates started the year at 5.95%, climbed as high as 7.19% in July, and finished 1996 yielding 6.64%. Generally speaking, investors were well rewarded for moving down the credit-risk spectrum last year, as lower-quality bonds generally outperformed higher-quality issues.

Portfolio Review

  For the twelve months ended December 31, 1996, the Fund's class A shares returned a respectable 8.78% and class B shares earned 7.95%. Over the same period, its peer group average--the 185 retail flexible funds tracked by Lipper Analytical Services--earned 13.59%. As with the broad market returns noted above, all of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  During this latest reporting period, Fund performance was held back primarily because of weakness in some of our consumer cyclical, technology and health care stocks. Positive contributors to equity performance included our strong stock selection in the energy, finance and capital goods sectors. The fixed-income segment of the Fund also boosted results as it continued to significantly outperform its benchmark, the Lehman Brothers Aggregate Bond Index. Our decision to emphasize such non-traditional sectors of the bond market such as taxable municipals, commercial and non-agency residential mortgage-backed securities and emerging market debt, paid off handsomely during the year.

Outlook

  After two back-to-back years of powerful performance, the equity risk level is clearly rising. In a stock market caught between long-term concerns and intermediate opportunities, we are focusing our equity exposure on growth companies that have some sensitivity to the domestic economy and/or foreign sales growth. The Fund is currently emphasizing such timely investment themes as Capital Goods--The Long Wave (capital goods), Software Solutions (technology) and Energy Technology (energy). Looking ahead, we believe that the key to outperformance lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection.

  With a few minor adjustments, we believe that the fixed-income investment strategy we successfully implemented last year can also perform well in 1997. In the mortgage-backed arena, we are of the opinion that commercial and non-agency residential securities continue to offer better relative value than their agency counterparts. We also like the underfollowed taxable municipal sector which currently provides a significant yield advantage over comparably rated corporate bonds. Lastly, despite its extended rally, we remain bullish on emerging markets debt. While last year's gains were exceptionally strong relative to other fixed-income groups, returns of this nature are not unprecedented for this sector.

  Overall, we believe the Fund is well positioned for the new year. As of December 31, 1996, the Fund's asset allocation mix was 75% equities, 17% fixed income and 8% cash equivalents. As always, we remain committed to the Fund's primary goal of generating a high level of capital appreciation, but with less risk than a typical equity fund.

                                                                               1
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Phoenix Strategic Allocation Fund, Inc.
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                    [STRATEGIC ALLOCATION FUND LINE CHART]

                    Phoenix                            Lipper
                    Strategic                          Analytical
                    Allocation       S&P 500           Services
                    Fund-Class A     Stock Index*      Flexible Fund**
                    ------------     ------------      ---------------
   Dec 31, 86         9525              10000          10000
   Dec 31, 87        10572.7            10571          10620
   Dec 31, 88        10926.6            12253          11547
   Dec 31, 89        12928.7            16104          13546
   Dec 31, 90        13512              15590          13446
   Dec 31, 91        17382.6            20352          16866
   Dec 31, 92        19176.2            21917          18251
   Dec 31, 93        21188.5            24109          20275
   Dec 31, 94        20170.5            24427          19823
   Dec 31, 95        24487              33590          24759
   Dec 31, 96        26638              41398          28128

                              [/LINE CHART]

Average Annual Total Returns for Periods Ending 12/31/96

                                                                         From Inception
                                                                           10/24/94 to
                                   1 Year      5 Years      10 Years        12/31/96
-----------------------------------------------------------------------------------------
Class A with 4.75% sales charge     3.60%        7.86%       10.29%          --
-----------------------------------------------------------------------------------------
Class A at net asset value          8.78%        8.91%       10.83%          --
-----------------------------------------------------------------------------------------
Class B with CDSC                   3.10%       --           --              10.11%
-----------------------------------------------------------------------------------------
Class B at net asset value          7.95%       --           --              11.35%
-----------------------------------------------------------------------------------------
Lipper Analytical Services
  Flexible Fund**                  13.59%       10.75%       10.89%          26.45%
-----------------------------------------------------------------------------------------
S&P 500 Stock Index*               23.25%       15.26%       15.27%          27.39%
-----------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/86 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

**The Lipper Analytical Services Flexible Fund category is an average composed of 185 funds; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.


2
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Phoenix Strategic Allocation Fund, Inc.
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                       INVESTMENTS AT DECEMBER 31, 1996

                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                       -----------  --------  --------------
U.S. GOVERNMENT SECURITIES--2.9%
U.S. Treasury Bonds--0.3%
 U.S. Treasury Bonds 6%, '26              AAA       $1,060     $  964,268
                                                              --------------
U.S. Treasury Notes--2.6%
 U.S. Treasury Notes 5.75%, '98           AAA        7,200      7,181,208
 U.S. Treasury Notes 6.50%, '06           AAA        1,000      1,005,625
                                                              --------------
                                                                8,186,833
                                                              --------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $9,103,318)                                   9,151,101
                                                              --------------

                                                    SHARES
                                                    -------
COMMON STOCKS--72.9%
Advertising--0.7%
 Omnicom Group, Inc.                                 50,000      2,287,500
                                                              --------------
Aerospace & Defense--2.1%
 Boeing Co.                                          62,300      6,627,162
                                                              --------------
Banks--4.1%
 Ahmanson (H.F.) & Co.                               80,700      2,622,750
 Golden West Financial Corp.                         44,000      2,777,500
 Great Western Financial Corp.                      141,100      4,091,900
 Wells Fargo & Co.                                   13,300      3,587,675
                                                              --------------
                                                                13,079,825
                                                              --------------
Beverages--1.0%
 Seagram Ltd.                                        83,100      3,220,125
                                                              --------------
Chemical--2.4%
 Du Pont (E.I.) de Nemours & Co.                     41,100      3,878,812
 Monsanto Co.                                        95,900      3,728,113
                                                              --------------
                                                                 7,606,925
                                                              --------------
Computer Software & Services--8.5%
 Computer Associates International, Inc.             82,800      4,119,300
 Fiserv, Inc. (b)                                   106,700      3,921,225
 HBO & Co.                                           24,700      1,466,562
 Microsoft Corp. (b)                                 76,200      6,296,025
 Oracle Corp. (b)                                    87,100      3,636,425
 Parametric Technology Corp. (b)                     85,900      4,413,113
 Sungard Data Systems, Inc. (b)                      83,000      3,278,500
                                                              --------------
                                                                27,131,150
                                                              --------------
Conglomerates--2.3%
 AlliedSignal, Inc.                                  71,700      4,803,900
 Tyco International Ltd.                             48,500      2,564,438
                                                              --------------
                                                                 7,368,338
                                                              --------------
Containers--1.1%
 Crown Cork & Seal, Inc.                             66,900      3,637,688
                                                              --------------
Cosmetics & Soaps--2.2%
 Colgate Palmolive Co.                               44,600      4,114,350
 Procter & Gamble Co.                                25,300      2,719,750
                                                              --------------
                                                                 6,834,100
                                                              --------------
Diversified Financial Services--1.1%
 Federal National Mortgage Assoc.                    92,100      3,430,725
                                                              --------------
Diversified Miscellaneous--1.0%
 CUC International, Inc. (b)                        134,700      3,199,125
                                                              --------------
Electrical Equipment--2.0%
 General Electric Co.                                26,700      2,639,963
 Honeywell, Inc.                                     58,000      3,813,500
                                                              --------------
                                                                 6,453,463
                                                              --------------
Electronics--1.3%
 Intel Corp.                                         31,000      4,059,063
                                                              --------------
Healthcare--Diversified--3.1%
 American Home Products Corp.                       107,100      6,278,737
 Warner-Lambert Co.                                  47,200      3,540,000
                                                              --------------
                                                                 9,818,737
                                                              --------------
Healthcare--Drugs--3.4%
 Biochem Pharmaceutical, Inc. (b)                    67,700      3,401,925
 Lilly (Eli) & Co.                                   43,300      3,160,900
 Pfizer, Inc.                                        53,100      4,400,663
                                                              --------------
                                                                10,963,488
                                                              --------------
Lodging & Restaurants--1.7%
 Marriott International, Inc.                        96,000      5,304,000
                                                              --------------
Machinery--1.7%
 Caterpillar, Inc.                                   32,500      2,445,625
 Deere & Co.                                         76,300      3,099,688
                                                              --------------
                                                                 5,545,313
                                                              --------------
Medical Products & Supplies--3.3%
 Boston Scientific Corp. (b)                         89,600      5,376,000
 Medtronic, Inc.                                     76,400      5,195,200
                                                              --------------
                                                                10,571,200
                                                              --------------
Metal & Mining--1.1%
 Aluminum Company of America                         56,600      3,608,250
                                                              --------------
Natural Gas--6.3%
 Anadarko Petroleum Corp.                            49,800      3,224,550
 Apache Corp.                                       100,000      3,537,500
 Coastal Corp.                                       16,600        811,325
 Columbia Gas System, Inc.                           11,800        750,775
 KN Energy, Inc.                                     20,000        785,000
 PanEnergy Corp.                                     47,700      2,146,500
 Questar Corp.                                       20,000        735,000
 Sonat, Inc.                                         74,000      3,811,000
 Tejas Gas Corp. (b)                                 19,000        904,875
 Williams Companies, Inc.                            94,200      3,532,500
                                                              --------------
                                                                20,239,025
                                                              --------------
Office & Business Equipment--1.2%
 Hewlett Packard Co.                                 76,000      3,819,000
                                                              --------------
Oil--0.5%
 Triton Energy Ltd. (b)                              34,400      1,668,400
                                                              --------------
                      See Notes to Financial Statements


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Phoenix Strategic Allocation Fund, Inc.
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
                                                    SHARES       VALUE
                                                    -------   ------------
Oil Service & Equipment--7.0%
 BJ Services Co. (b)                                 80,400   $  4,100,400
 Baker Hughes, Inc.                                 132,100      4,557,450
 Halliburton Co.                                     86,900      5,235,725
 Noble Drilling Corp. (b)                           216,600      4,304,925
 Varco International, Inc. (b)                      110,000      2,543,750
 Weatherford Enterra, Inc. (b)                       53,100      1,593,000
                                                             -------------
                                                                22,335,250
                                                             -------------
Retail--3.8%
 Home Depot, Inc.                                    95,000      4,761,875
 Tiffany & Co.                                       96,000      3,516,000
 TJX Companies, Inc.                                 78,900      3,737,887
                                                             -------------
                                                                12,015,762
                                                             -------------
Telecommunications Equipment--6.6%
 Andrew Corp. (b)                                    26,800      1,422,075
 Ascend Communications, Inc. (b)                     48,400      3,006,850
 Cisco Systems, Inc. (b)                            157,600     10,027,300
 Lucent Technologies, Inc.                           98,800      4,569,500
 Tellabs, Inc. (b)                                   58,500      2,201,062
                                                             -------------
                                                                21,226,787
                                                             -------------
Textile & Apparel--3.4%
 Liz Claiborne, Inc.                                 75,300      2,908,462
 Nautica Enterprises, Inc. (b)                       60,300      1,522,575
 Nike, Inc. Class B                                  61,600      3,680,600
 Tommy Hilfiger Corp. (b)                            55,300      2,654,400
                                                             -------------
                                                                10,766,037
                                                             -------------
TOTAL COMMON STOCKS
 (Identified cost $218,089,223)                                232,816,438
                                                             -------------
FOREIGN COMMON STOCKS--2.1%
Chemical--1.2%
 Potash Corp. of Saskatchewan, Inc. (Canada)         44,200      3,757,000
                                                             -------------
Textile & Apparel--0.9%
 Gucci Group NV-NY (Italy)                           45,800      2,925,475
                                                             -------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $6,674,591)                                    6,682,475
                                                             -------------

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)        VALUE
                                      -----------  --------   --------------
MUNICIPAL BONDS--3.3%
California--1.7%
 Kern County Pension Obligation
  Taxable 7.26%, '14                       AAA      $1,700        1,675,622
 Long Beach Pension Obligation
  Taxable 6.87%, '06                       AAA         950          952,156
 San Bernardino County Obligation
  Revenue Taxable 6.87%, '08               AAA         455          451,679
 San Bernardino County Obligation
  Revenue Taxable 6.94%, '09               AAA       1,240        1,235,772
 Ventura County Pension Taxable
  6.54%, '05                               AAA       1,100        1,083,379
                                                             --------------
                                                                  5,398,608
                                                             --------------
Florida--1.6%
 Dade County Ed. Facs. Authority
  5.75%, '20                               AAA         300          303,684
 Miami Beach Special Obligation
  Taxable 8.60%, '21                       AAA       3,600        3,940,092
 University Miami Exchange Revenue A
  Taxable 7.65%, '20                       AAA       1,065        1,074,936
                                                             --------------
                                                                  5,318,712
                                                             --------------
TOTAL MUNICIPAL BONDS
 (Identified cost $10,770,310)                                   10,717,320
                                                             --------------
NON-CONVERTIBLE BONDS--6.6%
Asset-Backed Securities--0.9%
 Airplanes Pass Through Trust 1D
  10.875%, '19                             BB          560          617,719
 Fleetwood Credit Corp. 96-B, A
  6.90%, '12                               AAA         948          957,182
 Green Tree Financial Corp. 96-2, M1
  7.60%, '27                               AA-       1,150        1,154,672
                                                             --------------
                                                                  2,729,573
                                                             --------------
Non-Agency Mortgage-Backed Securities--5.6%
 CS First Boston Mortgage 95-AE1, B
  7.182%, '27                              AA-       1,775        1,767,512
 GE Capital Mortgage Service
  96-8, M 7.25%, '26                       AA          249          242,177
 Lehman Commercial Conduit
  95-C2, B 7.184%, '05                     AA        1,850        1,858,672
 Merrill Lynch Mortgage, Inc. 95-C2,
  B 7.61%, '21                             Aa(c)       893          904,589
 Merrill Lynch Mortgage, Inc. 96-C1,
  B 7.42%, '28                             AA          420          424,528
 Nationslink Funding Corp. 96-1, B
  7.69%, '05                               AA          325          337,187
 Residential Asset Securitization
  Trust 96-A8, A1 8%, '26                  AAA         979          993,565
 Residential Funding Mortgage 96-S1,
  A11 7.10%, '26                           AAA       1,500        1,459,453
 Residential Funding Mortgage 96-S4,
  M1 7.25%, '26                            AA          496          482,202
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                               Aa(c)     1,750        1,789,922

                     See Notes to Financial Statements

4
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Phoenix Strategic Allocation Fund, Inc.
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                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                      (Unaudited)     (000)          VALUE
                                      -----------   --------   --------------
Non-Agency Mortgage-Backed Securities--continued
 Resolution Trust Corp. 95-C2, B
  6.80%, '27                              Aa(c)     $  993    $    981,670
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                              Aa(c)      2,125       2,105,742
 Resolution Trust Corp. 95-2, M1
  7.15%, '29                              Aa(c)      1,538       1,540,998
 Structured Asset Securities
  Corp. 95-C1, C 7.375%, '24              A            755         754,882
 Structured Asset Securities Corp.
  95-C4, B 7%, '26                        AA         1,850       1,824,562
 Structured Asset Securities
  Corp. 96-CFL, C 6.525%, '28             A            405         395,888
                                                              --------------
                                                                17,863,549
                                                              --------------
Paper & Forest Products--0.1%
 Buckeye Cellulose Corp. 9.25%, '08       BB-          350         364,875
                                                              --------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $20,917,493)                                  20,957,997
                                                              --------------
FOREIGN GOVERNMENT SECURITIES--2.8%
Argentina--0.4%
 Republic of Argentina Discount L-GL
  Euro 6.375%, '23 (e)                    BB-        1,800       1,389,375
                                                              --------------
Brazil--0.3%
 Republic of Brazil Discount ZL Euro
  6.50%, '24 (e)                          B+           500         385,938
 Republic of Brazil Par Z-L Euro
  4.25%, '24 (e)                          B (c)      1,000         630,000
                                                              --------------
                                                                 1,015,938
                                                              --------------
Colombia--1.2%
 Republic of Colombia Yankee 7.25%,
  '04                                     BBB-       3,900       3,802,500
                                                              --------------
Mexico--0.5%
 United Mexican States 144A 7.563%,
  '01 (d) (e)                             Baa(c)       375         375,881
 United Mexican States Euro D 6.352%,
  '19 (e) (f)                             BB         1,250       1,078,125
                                                              --------------
                                                                 1,454,006
                                                              --------------
Panama--0.4%
 Panama IRB 144A 3.50%, '14 (d) (e)       NR           700         486,937
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (d) (e)      NR           925         733,046
                                                              --------------
                                                                 1,219,983
                                                              --------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified cost $7,911,854)                                     8,881,802
                                                              --------------
FOREIGN NON-CONVERTIBLE BONDS--1.3%
Chile--0.1%
 Petropower Funding 144A 7.36%, '14
  (d)                                     BBB          500         477,150
                                                              --------------
Colombia--1.2%
 Financiera Energ. Nacional EMTN Euro
  9%, '99                                 BBB-       3,600       3,775,500
                                                              --------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
(Identified cost $4,186,400)                                     4,252,650
                                                              --------------
TOTAL LONG-TERM INVESTMENTS--91.9%
(Identified cost $277,653,189)                                 293,459,783
                                                              --------------
SHORT-TERM OBLIGATIONS--8.2%
Commercial Paper--5.6%
 Abbott Laboratories 5.42%, 1-7-97        A-1+       4,390       4,386,034
 Abbott Laboratories 5.26%, 1-14-97       A-1+       1,495       1,491,908
 Bellsouth Capital Funding Corp.
  5.40%, 1-14-97                          A-1+       1,705       1,701,675
 Kellog Co. 5.35%, 2-5-97                 A-1+       2,180       2,168,661
 General Re Corp. 5.30%, 2-14-97          A-1+       2,500       2,482,479
 First Deposit Funding Trust 5.33%,
  3-14-97                                 A-1        3,617       3,575,406
 Receivables Capital Corp. 5.39%,
  5-1-97                                  A-1+       2,000       1,963,560
                                                              --------------
                                                                17,769,723
                                                              --------------
Federal Agency Securities--2.6%
 Federal National Mortgage
  Assoc. 5.24%, 2-27-97                              5,000       4,955,787
 Federal Farm Credit Bank
  5.24%, 3-14-97                                     3,480       3,442,451
                                                              --------------
                                                                 8,398,238
                                                              --------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $26,176,892)                                   26,167,961
                                                              --------------
TOTAL INVESTMENTS--100.1%
(Identified cost $303,830,081)                                 319,627,744(a)
Cash and receivables, less liabilities--(0.1%)                    (355,981)
                                                              --------------
NET ASSETS--100.0%                                            $319,271,763
                                                              ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $21,816,083 and gross depreciation of $6,018,420 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $303,830,081.
(b) Non-income producing.
(c) As rated by Moody's, Fitch, or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $2,073,014 or 0.65% of net assets.
(e) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.

                      See Notes to Financial Statements

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Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996

Assets
Investment securities at value
  (Identified cost $303,830,081)                           $319,627,744
Short-term investments held as collateral for loaned
  securities                                                  1,042,575
Receivables
 Investment securities sold                                         558
 Fund shares sold                                               104,166
 Dividends and interest                                         752,622
                                                           --------------
  Total assets                                              321,527,665
                                                           --------------

Liabilities
Payables
 Custodian                                                       28,753
 Collateral on securities loaned                              1,042,575
 Fund shares repurchased                                        712,076
 Investment advisory fee                                        178,649
 Transfer agent fee                                              82,423
 Distribution fee                                                74,849
 Financial agent fee                                              8,245
 Directors' fee                                                   7,985
Accrued expenses                                                120,347
                                                           --------------
  Total liabilities                                           2,255,902
                                                           --------------
Net Assets                                                 $319,271,763
                                                           ==============

Net Assets Consist of:
Capital paid in on shares of common stock                  $299,123,712
Undistributed net investment income                             448,303
Accumulated net realized gain                                 3,902,085
Net unrealized appreciation                                  15,797,663
                                                           --------------
Net Assets                                                 $319,271,763
                                                           ==============
Class A
Shares of common stock, $1 par value,
  50,000,000 shares authorized
  (Net Assets $309,677,605)                                  19,953,080
Net asset value per share                                        $15.52
Offering price per share
  $15.52/(1-4.75%)                                               $16.29

Class B
Shares of common stock, $1 par value,
  50,000,000 shares authorized
  (Net Assets $9,594,158)                                       621,695
Net asset value and offering price per share                     $15.43


                           STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996


Investment Income
Dividends                                                  $ 2,681,346
Interest                                                     7,565,350
Security lending                                                47,825
                                                            ------------
  Total investment income                                   10,294,521
                                                            ------------
Expenses
Investment advisory fee                                      2,241,038
Distribution fee--Class A                                      839,140
Distribution fee--Class B                                       91,191
Financial agent fee                                            103,432
Transfer agent                                                 642,283
Printing                                                       108,837
Custodian                                                       57,088
Registration                                                    53,279
Professional                                                    45,578
Directors                                                       18,795
Miscellaneous                                                   23,962
                                                            ------------
  Total expenses                                             4,224,623
                                                            ------------
Net investment income                                        6,069,898
                                                            ------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             32,230,748
Net realized loss on foreign currency transactions              (5,744)
Net change in unrealized appreciation (depreciation) on
  investments                                               (9,313,255)
                                                            ------------
Net gain on investments                                     22,911,749
                                                            ------------
Net increase in net assets resulting from operations       $28,981,647
                                                            ============

            See Notes to Financial Statements

--------------------------------------------------------------------------------
Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year              Year
                                                                       Ended             Ended
                                                                 December 31, 1996  December 31, 1995
                                                                 -----------------  -----------------
From Operations
 Net investment income                                             $  6,069,898      $  9,711,631
 Net realized gain                                                   32,225,004        30,657,387
 Net change in unrealized appreciation (depreciation)                (9,313,255)       20,305,509
                                                                   ---------------  ----------------
 Increase in net assets resulting from operations                    28,981,647        60,674,527
                                                                   ---------------  ----------------
From Distributions to Shareholders
 Net investment income--Class A                                      (5,622,283)      (11,137,166)
 Net investment income--Class B                                         (90,090)         (157,249)
 Net realized gains--Class A                                        (29,211,894)      (21,046,512)
 Net realized gains--Class B                                           (899,061)         (460,526)
                                                                   ---------------  ----------------
 Decrease in net assets from distributions to shareholders          (35,823,328)      (32,801,453)
                                                                   ---------------  ----------------
From Share Transactions
Class A
 Proceeds from sales of shares (918,493 and 2,327,216 shares,
  respectively)                                                      14,942,495        36,428,108
 Net asset value of shares issued from reinvestment of
  distributions (1,918,313 and 1,767,069 shares, respectively)       30,240,866        27,891,041
 Cost of shares repurchased (5,512,257 and 4,076,035 shares,
  respectively)                                                     (90,484,207)      (65,751,129)
                                                                   ---------------  ----------------
 Total                                                              (45,300,846)       (1,431,980)
                                                                   ---------------  ----------------
Class B
 Proceeds from sales of shares (168,248 and 418,716 shares,
  respectively)                                                       2,738,747         6,684,860
 Net asset value of shares issued from reinvestment of
  distributions (55,850 and 34,447 shares, respectively)                875,001           539,518
 Cost of shares repurchased (108,645 and 36,705 shares,
  respectively)                                                      (1,770,975)         (599,012)
                                                                   ---------------  ----------------
 Total                                                                1,842,773         6,625,366
                                                                   ---------------  ----------------
 Increase (decrease) in net assets from share transactions          (43,458,073)        5,193,386
                                                                   ---------------  ----------------
 Net increase (decrease) in net assets                              (50,299,754)       33,066,460
Net Assets
 Beginning of period                                                369,571,517       336,505,057
                                                                   ---------------  ----------------
 End of period (including undistributed net investment income
  of $448,303 and $0, respectively)                                $319,271,763      $369,571,517
                                                                   ===============  ================

               See Notes to Financial Statements

--------------------------------------------------------------------------------
Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                      Class A                              Class B
                                    ---------------------------------------------------------------------------
                                                                                                       From
                                                                                     Year Ended      Inception
                                              Year Ended December 31,               December 31,     10/24/94
                                                                                                        to
                                     1996      1995     1994     1993       1992     1996    1995     12/31/94
                                   --------- --------  --------  -------   ------   ------   ------   --------
Net asset value, beginning of
  period                             $15.98    $14.82   $15.48   $14.89     $15.22   $15.89  $14.79      $14.98
Income from investment operations
 Net investment income                 0.31      0.45     0.34     0.06(2)    0.24     0.19    0.30(2)     0.07
 Net realized and unrealized
   gain (loss)                         1.10      2.22    (0.69)     1.49      1.32     1.09    2.22       (0.09)
                                    -------   -------   -------   -------    ------   ------  ------     -------
  Total from investment
    operations                         1.41      2.67    (0.35)     1.55      1.56     1.28    2.52       (0.02)
                                    -------   -------   -------   -------    ------   ------  ------     -------
Less distributions
 Dividends from net investment
   income                             (0.29)    (0.52)    (0.31)    (0.11)   (0.25)   (0.16)   (0.43)     (0.17)
 Dividends from net realized
   gains                              (1.58)    (0.99)   (0.001)    (0.85)   (1.64)   (1.58)   (0.99)      --
                                     -------   -------   -------   -------   ------   ------  -------    -------
  Total distributions                 (1.87)    (1.51)   (0.311)    (0.96)   (1.89)   (1.74)   (1.42)     (0.17)
                                     -------   -------   -------   -------   ------   ------  -------    -------
Change in net asset value             (0.46)     1.16     (0.66)     0.59    (0.33)   (0.46)    1.10      (0.19)
                                     -------   -------   -------   -------   ------   ------  -------    -------
Net asset value, end of period       $15.52    $15.98    $14.82    $15.48    $14.89  $15.43   $15.89     $14.79
                                     =======   =======   =======   =======   ======  =======  =======    =======
Total return(1)                        8.78%    18.23%    -2.26%    10.49%    10.32%   7.95%   17.31%     -0.12%(4)

Ratios/supplemental data:
Net assets, end of period
  (thousands)                      $309,678  $361,526  $335,177   $370,440  $58,006  $9,594   $8,046     $1,328
Ratio to average net assets of:
 Operating expenses                    1.21%     1.21%     1.24%     1.29%    1.36%    1.96%    1.97%    2.26%(3)
 Net investment income                 1.78%     2.67%     2.18%     1.26%    2.06%    1.01%    1.88%    1.74%(3)
Portfolio turnover                      275%      184%      225%      246%     322%     275%     184%     225%
Average commission rate paid(5)     $0.0529       N/A       N/A       N/A      N/A  $0.0529      N/A      N/A

(1) Maximum sales load is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Annualized
(4) Not annualized
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Allocation Fund, Inc., formerly Phoenix Total Return Fund, Inc., ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Directors.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. Income taxes:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Continued)

F. Security lending:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 1996, the Fund had loaned securities with a market value of $1,019,538 and received collateral of $1,042,575.

NOTE 2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $29,291 for Class A shares and deferred sales charges of $21,076 for Class B shares for the year ended December 31, 1996. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 1996, $206,149 was retained by the Distributor and $724,182 was paid to unaffiliated participants.

  As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street as sub-transfer agent. For the year ended December 31, 1996, transfer agent fees were $642,283 of which PEPCO retained $226,746 which is net of the fees paid to State Street.

  At December 31, 1996, PHL and affiliates held 49 Class A shares and 8,276 Class B shares of the Fund with a combined value of $128,460.

NOTE 3. PURCHASES AND SALES OF SECURITIES

  During the year ended December 31, 1996, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $693,453,897 and $685,401,380, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $127,409,131 and $162,628,551, respectively.

NOTE 4. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. During the year ended December 31, 1996, the Fund increased undistributed net investment income by $90,778 and decreased accumulated net realized gains by $90,778.

TAX INFORMATION NOTICE (Unaudited)

  For the fiscal year ended December 31, 1996, the Fund distributed $14,378,203 of long-term capital gain dividends.

  For federal income tax purposes, 7.31% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

                      REPORT OF INDEPENDENT ACCOUNTANTS

[LOGOTYPE] Price Waterhouse LLP                                         [LOGO]

To the Board of Directors and Shareholders of Phoenix Strategic Allocation Fund, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Strategic Allocation Fund, Inc. (formerly Phoenix Total Return Fund, Inc.) (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Boston, Massachusetts
February 7, 1997

RESULTS OF SHAREHOLDER MEETING (Unaudited)

A special meeting in lieu of the Annual Meeting of shareholders of the Phoenix Strategic Allocation Fund, Inc. was held on November 8, 1996 to approve the following matters:

  1. Fix the number of directors at fourteen and elect such number as detailed below.

  2. Ratify selection of Price Waterhouse LLP, independent accountants, as auditors for the fiscal year ending December 31, 1996.

  3. Approve amending the Fund's Restated Articles of Organization to change the name of the Fund from Phoenix Total Return Fund, Inc. to Phoenix Strategic Allocation Fund, Inc.

On the record date for this meeting, there were 20,088,259 shares outstanding and 60.177% of the shares outstanding and entitled to vote were present by proxy.


     Number of votes:


1. Election of Directors           For        Withheld
                                ----------    --------
   C. Duane Blinn               11,656,327    432,266
   Robert Chesek                11,669,951    418,639
   E. Virgil Conway             11,651,391    437,202
   Harry Dalzell-Payne          11,659,135    429,458
   Francis E. Jeffries          11,669,168    419,425
   Leroy Keith, Jr.             11,668,501    420,092
   Philip R. McLoughlin         11,674,430    414,163
   Everett L. Morris            11,656,260    432,333
   James M. Oates               11,669,438    419,154
   Calvin J. Pedersen           11,674,932    413,661
   Philip R. Reynolds           11,651,461    437,132
   Herbert Roth, Jr.            11,653,915    434,678
   Richard E. Segerson          11,673,864    414,729
   Lowell P. Weicker, Jr.       11,631,056    457,537

                                 For       Against     Abstain
                             ----------    -------     -------
2. Price Waterhouse LLP      11,466,657    131,399     490,537
3. Change name of Fund       10,464,424    750,603     873,566

PHOENIX STRATEGIC ALLOCATION FUND, INC.
101 Munson Street
Greenfield, Massachusetts 01301

Directors

C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.


Officers

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
Mary E. Canning, Vice President
William E. Keen III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary and Clerk


Investment Adviser

Phoenix Investment Counsel, Inc.
56 Prospect St.
Hartford, CT 06115-0480


Principal Underwriter

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200


Transfer Agent

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200


Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110


 This report is not authorized for distribution to prospective investors in the Phoenix Strategic Allocation Fund, Inc. unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

Phoenix Strategic Allocation Fund, Inc.           | BULK RATE MAIL  |
P.O. Box 2200                                     |  U.S. POSTAGE   |
Enfield, CT 06083-2200                            |      PAID       |
                                                  | SPRINGFIELD, MA |
                                                  |  PERMIT NO. 444 |

[LOGOTYPE] PHOENIX
           DUFF & PHELPS

PDP 454 (2/97)